Exhibit 99.1

Paylocity Announces Fourth Quarter and Fiscal Year 2015 Financial Results

•                  Q4 2015 Total Revenue of $40.0 million, up 40% year-over-year

•                  FY 2015 Total Revenue of $152.7 million, up 40% year-over-year

Arlington Heights, IL. — August 13, 2015 — Paylocity Holding Corporation (Nasdaq: PCTY), a cloud-based provider of payroll and human capital management software solutions, today announced financial results for the fourth quarter and full fiscal year 2015, which ended June 30, 2015.

“Paylocity ended a strong fiscal year with an excellent fourth quarter highlighted by total revenue growth of 40% and recurring revenue growth of 41%, driven by strong sales and operational execution,” said Steve Beauchamp, President and Chief Executive Officer of Paylocity. “We continue to realize the benefits of R&D investment in our leading HCM platform, recently announcing the release of ACA Enhanced, a new compliance solution to help clients manage the reporting requirements of the Affordable Care Act.”

Fourth Quarter 2015 Financial Highlights

Revenue:

•                  Total revenue was $40.0 million, an increase of 40% from the fourth quarter of fiscal year 2014.

•                  Total recurring revenue was $38.2 million, representing 95% of total revenue and an increase of 41% from the fourth quarter of fiscal year 2014.

Adjusted EBITDA:

•                  Adjusted EBITDA, a non-GAAP measure, was $0.6 million compared to Adjusted EBITDA of ($0.3) million in the fourth quarter of fiscal year 2014.

Operating Loss:

•                  GAAP operating loss was ($4.3) million, compared to an operating loss of ($6.3) million in the fourth quarter of fiscal year 2014.

•                  Non-GAAP operating loss was ($1.7) million, compared to non-GAAP operating loss of ($2.1) million in the fourth quarter of fiscal year 2014.

Net Loss:

•                  GAAP net loss was ($4.4) million. This compares to a net loss of ($6.7) million for the fourth quarter of fiscal year 2014. Net loss per share was ($0.09) for the three months ended June 30, 2015 based on 50.7 million basic and diluted weighted average common shares outstanding. Net loss per share was ($0.14) for the fourth quarter of fiscal year 2014, based on 49.6 million basic and diluted weighted average common shares outstanding.

•                  Non-GAAP net loss was ($1.5) million. This compares to non-GAAP net loss of ($2.4) million for the fourth quarter of fiscal year 2014. Non-GAAP net loss per share was ($0.03) for the three months ended June 30, 2015, based on 50.7 million basic and diluted weighted average common shares outstanding. Non-GAAP net loss per share was ($0.05) for the fourth quarter of fiscal year 2014, based on 49.6 million basic and diluted weighted average common shares outstanding.

Fiscal Year 2015 Financial Highlights

Revenue:

•                  Total revenue was $152.7 million, an increase of 40% from fiscal year 2014.

•                  Total recurring revenue was $144.1 million, representing 94% of total revenue and an increase of 41% from fiscal year 2014.

Adjusted EBITDA:

•                  Adjusted EBITDA, a non-GAAP measure, was $8.2 million for fiscal year 2015 compared to Adjusted EBITDA of $5.4 million for fiscal year 2014.

Operating Loss:

•                  GAAP operating loss was ($13.9) million, compared to operating loss of ($7.0) million in fiscal year 2014.

•                  Non-GAAP operating loss was ($0.4) million, compared to non-GAAP operating loss of ($1.1) million in fiscal year 2014.

Net Income (Loss):

•                  GAAP net loss was ($14.0) million. This compares to net loss of ($7.1) million for fiscal year 2014. Net loss per share was ($0.28) for fiscal year 2015, based on 50.1 million basic weighted average common shares outstanding. On a pro forma basis, assuming the conversion of all outstanding preferred shares as of July 1, 2013, net loss per share would have been ($0.16) for fiscal year 2014, based on 45.4 million basic and diluted weighted average common shares outstanding.

•                  Non-GAAP net income was $0.4 million. This compares to non-GAAP net loss of ($1.1) million in fiscal year 2014. Non-GAAP net income per share was $0.01 for fiscal year 2015 based on 50.1 million basic weighted average common shares outstanding. On a pro forma basis, assuming conversion of all outstanding preferred shares as of July 1, 2013, non-GAAP net loss per share was ($0.02) for fiscal year 2014, based on 45.4 million basic weighted average common shares outstanding.

Balance Sheet and Cash Flow:

•                  Cash and cash equivalents totaled $81.3 million at the end of the year.

•                  Cash flow from operations for fiscal year 2015 was $11.1 million compared to $7.2 million for fiscal year 2014.

A reconciliation of GAAP to non-GAAP financial measures has been provided in this press release, including the accompanying tables.  An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

Business Outlook

Based on information available as of August 13, 2015, Paylocity is issuing guidance for the first quarter and full fiscal year 2016 as indicated below.

First Quarter 2016:

•                  Total revenue is expected to be in the range of $41.0 million to $42.0 million.

•                  Adjusted EBITDA is expected to be a loss in the range of ($2.0) million to ($1.0) million.

•                  Non-GAAP net loss is expected to be in the range of ($4.5) million to ($3.5) million, or ($0.09) to ($0.07) per share, based on 50.8 million basic and diluted weighted average common shares outstanding.

Fiscal Year 2016:

•                  Total revenue is expected to be in the range of $199.0 million to $203.0 million.

•                  Adjusted EBITDA is expected to be in the range of $10.5 million to $12.5 million.

•                  Non-GAAP net loss is expected to be in the range of ($4.2) million to ($2.2) million, or ($0.08) to ($0.04) per share, based on 51.0 million basic and diluted weighted average common shares outstanding.

Conference Call Details

Paylocity will host a conference call to discuss its fourth quarter and fiscal year 2015 results at 4:00 p.m. Central Time today (5:00 Eastern Time). A live audio webcast of the conference call, together with detailed financial information, can be accessed through the company’s Investor Relations Web site at http://www.paylocity.com. Participants who choose to call in to the conference call can do so by dialing (855) 226-3021 or (315) 625-6892, passcode 82933282. A replay of the call will be available and archived via webcast at www.paylocity.com.

About Paylocity

Paylocity is a provider of cloud-based payroll and human capital management, or HCM, software solutions for medium-sized organizations. Paylocity’s comprehensive and easy-to-use solutions enable its clients to manage their workforces more effectively.  Paylocity’s solutions help drive strategic human capital decision-making and improve employee engagement by enhancing the human resource, payroll and finance capabilities of its clients. For more information, visit www.paylocity.com.

Source: Paylocity

Non-GAAP Financial Measures

The company uses certain non-GAAP financial measures in this release, including Adjusted EBITDA, adjusted gross profit, adjusted recurring gross profit, non-GAAP operating income (loss), non-GAAP net income (loss), non-GAAP net income (loss) per share, non-GAAP sales and marketing, non-GAAP total research and development and non-GAAP general and administrative. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flow that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. We define Adjusted EBITDA as net income (loss) before interest expense, taxes, and depreciation and amortization expense, adjusted to eliminate stock-based compensation expense and employer payroll taxes related to stock releases and option exercises and a one-time founder funded bonus pay-out. Adjusted gross profit and adjusted recurring gross profit are adjusted to eliminate stock-based compensation expense and employer payroll taxes related to stock releases and option exercises, a one-time founder funded bonus pay-out and amortization of capitalized internal-use software costs. Non-GAAP operating income (loss) and non-GAAP sales and marketing expense are adjusted to eliminate stock-based compensation expense and employer payroll taxes related to stock releases and option exercises and a one-time founder funded bonus pay-out. Non-GAAP general and administrative expenses are adjusted to eliminate stock-based compensation expense and employer payroll taxes related to stock releases and option exercises, a one-time founder funded bonus pay-out and the amortization of acquired intangibles. Non-GAAP net income (loss) and non-GAAP net income (loss) per share are adjusted to eliminate stock-based compensation expense and employer payroll taxes related to stock releases and option exercises, a one-time founder funded bonus pay-out and the amortization of acquired intangibles. Non-GAAP total research and development is adjusted for capitalized internal-use software costs, to eliminate stock-based compensation expense and employer payroll taxes related to stock releases and option exercises and a one-time founder-funded bonus payout. Please note that other companies may define their non-GAAP financial measures differently than we do. Management presents certain non-GAAP financial measures in this release because it considers them to be important supplemental measures of performance. Management uses these non-GAAP financial measures for planning purposes, including analysis of the company’s performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments. Management believes that these non-GAAP financial measures provide additional insight for analysts and investors in evaluating the company’s financial and operational performance. Management also intends to provide these non-GAAP financial measures as part of the company’s future earnings discussions and, therefore, the inclusion of the non-GAAP financial measures should provide consistency in the company’s financial reporting. Non-GAAP financial measures have limitations as an analytical tool. Investors are encouraged to review the reconciliation of the non-GAAP measures to their most directly comparable GAAP measures provided in this release.

Safe Harbor/forward looking statements

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included herein regarding Paylocity’s future operations, future financial position and performance, future revenues, projected costs, prospects, plans and objectives of management are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “will,” “would,” “seek” and similar expressions (or the negative of these terms) are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among other things, statements about management’s estimates regarding future revenues and financial performance and other statements about management’s beliefs, intentions or goals.  Paylocity may not actually achieve the expectations disclosed in the forward-looking statements, and you should not place undue reliance on Paylocity’s forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause actual results or events to differ materially from the expectations disclosed in the forward-looking statements, including, but not limited to, risks related to Paylocity’s ability to retain existing clients and to attract new clients to enter into subscriptions for its services; Paylocity’s ability to sell new products, such as ACA Enhanced, to its existing customers and new customers; Paylocity’s ability to service clients effectively; Paylocity’s ability to expand its sales organization to effectively address new geographies; Paylocity’s ability to continue to expand its referral network of third parties; Paylocity’s ability to accurately forecast revenue and appropriately plan its expenses; Paylocity’s ability to manage its growth effectively; Paylocity’s ability to forecast its tax position, including but not limited to the assessment of the need for a valuation allowance against its deferred tax position; continued acceptance of SaaS as an effective method for delivery of payroll and HCM solutions; Paylocity’s ability to protect and defend its intellectual property; unexpected events in the market for Paylocity’s solutions; future regulatory, judicial and legislative changes in its industry; changes in the competitive environment in Paylocity’s industry and the market in which it operates; adverse changes in general economic or market conditions; changes in the employment rates of Paylocity’s clients and the resultant impact on revenue; and other risks and potential factors that could affect Paylocity’s business and financial results identified in Paylocity’s filings with the Securities and Exchange Commission (the

“SEC”), including its 10-K filed with the SEC on August 22, 2014.  Additional information will also be set forth in Paylocity’s future quarterly reports on Form 10-Q, annual reports on Form 10-K and other filings that Paylocity makes with the SEC.  These forward-looking statements represent Paylocity’s expectations as of the date of this press release. Subsequent events may cause these expectations to change, and Paylocity disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise.

PAYLOCITY HOLDING CORPORATION

Consolidated Balance Sheets

(in thousands, except per share data)

	As of June 30,
	2014	2015
Assets
Current assets:
Cash and cash equivalents	$78,848	$81,258
Accounts receivable, net	756	1,115
Prepaid expenses and other	2,694	4,416
Deferred income tax assets, net	706	775

Total current assets before funds held for clients	83,004	87,564
Funds held for clients	417,261	591,219

Total current assets	500,265	678,783
Long-term prepaid expenses	313	403
Capitalized internal-use software, net	5,093	7,357
Property and equipment, net	13,125	16,061
Intangible assets, net	6,320	11,941
Goodwill	3,035	6,003

Total assets	$528,151	$720,548

Liabilities and Stockholders’ Equity (Deficit)

Current liabilities:

Accounts payable	$2,133	$1,327
Taxes payable	5	—
Consideration related to acquisitions	2,985	511
Accrued expenses	10,744	16,430

Total current liabilities before client fund obligations	15,867	18,268
Client fund obligations	417,261	591,219

Total current liabilities	433,128	609,487
Deferred rent	3,175	2,607
Deferred income tax liabilities, net	714	874

Total liabilities	$437,017	$612,968

Stockholders’ equity (deficit)
Preferred stock, $0.001 par value, 5,000 authorized, no shares issued and outstanding at June 30, 2014 and 2015	$—	$—
Common stock, $0.001 par value, 155,000 shares authorized at June 30, 2014 and 2015, 49,564 and 50,703 shares issued and outstanding at June 30, 2014 and 2015, respectively	50	51
Additional paid-in capital	125,255	155,672
Accumulated deficit	(34,171)	(48,143)
Total stockholders’ equity (deficit)	$91,134	$107,580
Total liabilities and stockholders’ equity (deficit)	$528,151	$720,548

PAYLOCITY HOLDING CORPORATION

Consolidated Statements of Operations

(in thousands, except per share data)

	For the Three Months Ended June 30,		For the Years Ended June 30,
	2014	2015	2014	2015
Revenues:
Recurring fees	$26,760	$37,636	$100,362	$142,168
Interest income on funds held for clients	360	547	1,582	1,901
Total recurring revenues	27,120	38,183	101,944	144,069
Implementation services and other	1,527	1,821	6,743	8,629
Total revenues	28,647	40,004	108,687	152,698
Cost of revenues:
Recurring revenues	9,999	11,750	37,319	46,366
Implementation services and other	5,105	6,366	17,775	24,530
Total cost of revenues	15,104	18,116	55,094	70,896
Gross profit	13,543	21,888	53,593	81,802
Operating expenses:
Sales and marketing	8,986	11,883	28,276	43,035
Research and development	3,609	5,513	10,355	19,864
General and administrative	7,254	8,756	21,980	32,824
Total operating expenses	19,849	26,152	60,611	95,723
Operating income (loss)	(6,306)	(4,264)	(7,018)	(13,921)
Other income (expense)	54	(126)	163	54
Income (loss) before income taxes	(6,252)	(4,390)	(6,855)	(13,867)
Income tax expense	452	39	255	105
Net income (loss)	$(6,704)	$(4,429)	$(7,110)	$(13,972)
Net income (loss) attributable to common stockholders	$(6,704)	$(4,429)	$(9,392)	$(13,972)
Net income (loss) per share attributable to common stockholders:
Basic	$(0.14)	$(0.09)	$(0.26)	$(0.28)
Diluted	$(0.14)	$(0.09)	$(0.26)	$(0.28)
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders:
Basic	49,564	50,650	36,707	50,127
Diluted	49,564	50,650	36,707	50,127

Stock-based compensation expense and employer payroll taxes related to stock releases and option exercises and a one-time founder funded bonus pay-out in the year ended June 30, 2014 are included in the above line items:

	For the Three Months Ended June 30,		For the Years Ended June 30,
	2014	2015	2014	2015
Cost of revenue - recurring	$524	$311	$638	$1,567
Cost of revenue - implementation services and other	506	212	603	1,251
Sales and marketing	755	631	930	3,347
Research and development	831	468	970	2,609
General and administrative	1,570	991	2,759	4,722
Total	$4,186	$2,613	$5,900	$13,496

PAYLOCITY HOLDING CORPORATION

Consolidated Statements of Cash Flows

(in thousands)

	For the Years Ended June 30,
	2013	2014	2015
Cash flows provided by operating activities:

Net income (loss)	$617	$(7,110)	$(13,972)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Stock-based compensation	523	4,929	13,169
Depreciation and amortization	5,571	6,336	8,609
Deferred income tax (benefit) expense	(822)	341	91
Provision for doubtful accounts	60	62	90
Loss on disposal of equipment	—	98	256
Changes in operating assets and liabilities:
Accounts receivable	(295)	(78)	(449)
Prepaid expenses	(1,061)	(1,132)	(1,754)
Trade accounts payable	138	465	(186)
Accrued expenses	1,497	3,288	5,251
Net cash provided by operating activities	6,228	7,199	11,105

Cash flows from investing activities:
Capitalized internal-use software costs	(1,967)	(4,349)	(4,215)
Purchases of property and equipment	(3,987)	(6,667)	(9,020)
Payments for acquisition	—	(6,450)	(11,979)
Net change in funds held for clients	(92,650)	(61,356)	(173,958)
Net cash used in investing activities	(98,604)	(78,822)	(199,172)

Cash flows from financing activities:
Net change in client funds obligations	92,650	61,356	173,958
Principal payments on long-term debt	(1,625)	(1,563)	—
Proceeds from initial public offering, net of issuance costs	—	82,032	—
Proceeds from follow-on offering, net of issuance costs	—	—	18,367
Payments on initial public offering costs	—	—	(75)
Capital contribution	—	1,052	—
Proceeds from exercise of stock options	76	—	247
Payments for redemption of common shares	(162)	—	—
Proceeds from employee stock purchase plan	—	—	1,773
Taxes paid related to net share settlement of equity awards	—	—	(3,793)
Net cash provided by financing activities	90,939	142,877	190,477
Net Change in Cash and Cash Equivalents	(1,437)	71,254	2,410
Cash and Cash Equivalents—Beginning of Year	9,031	7,594	78,848
Cash and Cash Equivalents—End of Year	$7,594	$78,848	$81,258
Supplemental Disclosure of Non-Cash Investing and Financing Activities

Build-out allowance received from landlord	$325	$1,162	—
Purchase of property and equipment, accrued but not paid	$27	$896	$210
Unpaid initial offering costs	—	$75	—
Supplemental disclosure of cash flow information
Cash paid for income taxes	$69	$106	$162
Cash paid for interest	$385	$70	—

Paylocity Holding Corporation

Reconciliation of GAAP to non-GAAP Financial Measures

(In thousands except per share data)

	Three months Ended June 30,		For the year Ended June 30,
	2014	2015	2014	2015
Reconciliation from gross profit to adjusted gross profit:
Gross profit	$13,543	$21,888	$53,593	$81,802
Amortization of capitalized internal-use software costs	385	685	2,195	2,606
Stock-based compensation expense and employer payroll taxes related to stock releases and option exercises	709	523	920	2,818
One-time founder funded bonus pay-out	321	—	321	—
Adjusted gross profit	$14,958	$23,096	$57,029	$87,226

	Three months Ended June 30,		For the year Ended June 30,
	2014	2015	2014	2015
Reconciliation from total recurring revenues to adjusted recurring gross profit:
Total recurring revenues	$27,120	$38,183	$101,944	$144,069
Cost of recurring revenues	9,999	11,750	37,319	46,366
Recurring gross profit	17,121	26,433	64,625	97,703
Amortization of capitalized internal-use software costs	385	685	2,195	2,606
Stock-based compensation expense and employer payroll taxes related to stock releases and option exercises	382	311	496	1,567
One-time founder funded bonus pay-out	142	—	142	—
Adjusted recurring gross profit	$18,030	$27,429	$67,458	$101,876

	Three months Ended June 30,		For the year Ended June 30,
	2014	2015	2014	2015
Reconciliation from net loss to Adjusted EBITDA:
Net loss	$(6,704)	$(4,429)	$(7,110)	$(13,972)
Interest expense	—	—	67	—
Income tax expense	452	39	255	105
Depreciation and amortization	1,792	2,364	6,336	8,609
EBITDA	(4,460)	(2,026)	(452)	(5,258)
Stock-based compensation expense and employer payroll taxes related to stock releases and option exercises	3,215	2,613	4,929	13,496
One-time founder funded bonus pay-out	971	—	971	—
Adjusted EBITDA	$(274)	$587	$5,448	$8,238

	Three months Ended June 30,		For the year Ended June 30,
	2014	2015	2014	2015
Reconciliation from operating loss to non-GAAP operating loss:
Operating loss	$(6,306)	$(4,264)	$(7,018)	$(13,921)
Stock-based compensation expense and employer payroll taxes related to stock releases and option exercises	3,215	2,613	4,929	13,496
One-time founder funded bonus pay-out	971	—	971	—
Non-GAAP operating loss	$(2,120)	$(1,651)	$(1,118)	$(425)

	Three months Ended June 30,		For the year Ended June 30,
	2014	2015	2014	2015
Reconciliation from net loss to non-GAAP net income (loss):
Net loss	$(6,704)	$(4,429)	$(7,110)	$(13,972)
Stock-based compensation expense and employer payroll taxes related to stock releases and option exercises	3,215	2,613	4,929	13,496
One-time founder funded bonus pay-out	971	—	971	—
Amortization of acquired intangibles	80	349	80	919
Non-GAAP net income (loss)	$(2,438)	$(1,467)	$(1,130)	$443

	Three months Ended June 30,		For the year Ended June 30,
	2014	2015	2014	2015
Calculation of non-GAAP net income (loss) per share:
Non-GAAP net income (loss)	$(2,438)	$(1,467)	$(1,130)	$443
Pro forma weighted average number of shares of common stock	49,564	50,650	45,436	50,127
Non-GAAP net income (loss) per share	$(0.05)	$(0.03)	$(0.02)	$0.01

	Three months Ended June 30,		For the year Ended June 30,
	2014	2015	2014	2015
Reconciliation of non-GAAP Sales and Marketing:
Sales and Marketing	$8,986	$11,883	$28,276	$43,035
Stock-based compensation expense and employer payroll taxes related to stock releases and option exercises	591	631	766	3,347
One-time founder funded bonus pay-out	164	—	164	—
Non-GAAP Sales and Marketing	$8,231	$11,252	$27,346	$39,688

	Three months Ended June 30,		For the year Ended June 30,
	2014	2015	2014	2015
Reconciliation of non-GAAP Total Research and Development:
Research and Development	$3,609	$5,513	$10,355	$19,864
Capitalized internal-use software costs	1,430	1,671	4,349	4,215
Stock-based compensation expense and employer payroll taxes related to stock releases and option exercises	476	468	615	2,609
One-time founder funded bonus pay-out	355	—	355	—
Non-GAAP Total Research and Development	$4,208	$6,716	$13,734	$21,470

	Three months Ended June 30,		For the year Ended June 30,
	2014	2015	2014	2015
Reconciliation of non-GAAP General and Administrative:
General and Administrative	$7,254	$8,756	$21,980	$32,824
Stock-based compensation expense and employer payroll taxes related to stock releases and option exercises	1,439	991	2,628	4,722
One-time founder funded bonus pay-out	131	—	131	—
Amortization of acquired intangibles	80	349	80	919
Non-GAAP General and Administrative	$5,604	$7,416	$19,141	$27,183